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                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company, Insignia Properties, L.P., AIMCO/IPT, Inc. and Madison River Properties, L.L.C. agree that the Amendment No. 24 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  February 8, 2001
                                         AIMCO PROPERTIES, L.P.

                                         By: AIMCO-GP, INC.
                                              (General Partner)

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                              Executive Vice President

                                         AIMCO-GP, INC.

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                              Executive Vice President

                                         APARTMENT INVESTMENT AND MANAGEMENT
                                         COMPANY

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                              Executive Vice President

                                         AIMCO/IPT, INC.

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                              Executive Vice President

                                         INSIGNIA PROPERTIES, L.P.

                                         By:      AIMCO/IPT, INC.
                                                  General Partner)

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                              Executive Vice President

                                         MADISON RIVER PROPERTIES, L.L.C.

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                              Executive Vice President